UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): Not Applicable



                           LASALLE HOTEL PROPERTIES
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Maryland                      1-14045                  36-4219376
---------------------------    ------------------------     -------------------
(State or other                (Commission File Number)       (IRS Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)


4800 Montgomery Lane, Suite M25,
Bethesda, MD                                                        20814
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  301/941-1500



                                Not Applicable
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     A list of exhibits is set forth in the Exhibit Index which immediately precedes the exhibits and which is incorporated by reference herein.





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


                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 4, 2001                LASALLE HOTEL PROPERTIES



                                         By:  /s/ Hans S. Weger
                                              ------------------------------
                                              Hans S. Weger
                                              Executive Vice President,
                                              Treasurer and
                                              Chief Financial Officer




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


                                 EXHIBIT INDEX




Exhibit
Number             Description
------------------------------

Exhibit 10.1       Third Amended and Restated Senior Unsecured
                   Credit Agreement dated June 26, 2001 by and among Societe Generale, Bank of Montreal, Deutsche Banc Alex. Brown and LaSalle Hotel Operating Partnership, L.P.


Exhibit 10.2 Environmental Indemnification Agreement dated June 26, 2001 by and among Societe Generale, Bank of Montreal, Deutsche Banc. Alex. Brown and LaSalle Hotel Operating Partnership, L.P.


Exhibit 10.3 Guaranty and Contribution Agreement dated June 26, 2001 by and among Societe Generale, Bank of Montreal, Deutsche Banc Alex. Brown and LaSalle Hotel Operating Partnership, L.P.

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